Securities Act File No. 33-849
                                                  Securities Act File No. 33-847
                                                Securities Act File No. 33-67852
                                                Securities Act File No. 33-56881
                                                Securities Act File No. 02-34552
                                                Securities Act File No. 33-91706
                                                Securities Act File No. 33-56094
                                               Securities Act File No. 333-33445
                                                Securities Act File No. 02-14767


                            PILGRIM U.S. EQUITY FUNDS
                          PILGRIM EQUITY & INCOME FUNDS

                       Supplement dated November 16, 2000
               to the Class A, B, C, M and T U.S. Equity Funds and
                        Equity & Income Funds Prospectus
                             dated November 1, 2000


1.   PROPOSED FUND REORGANIZATIONS.

     On November 2, 2000, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following Disappearing Funds into the following Surviving Funds (the "Reorganizations"):

                DISAPPEARING FUND                      SURVIVING FUND
                -----------------                      --------------
          Pilgrim LargeCap Leaders Fund             Pilgrim MagnaCap Fund
          Pilgrim MidCap Value Fund                 Pilgrim MagnaCap Fund

Each proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place in the first quarter of 2001.

2.   CHANGE IN DESCRIPTION OF INVESTMENT STRATEGY FOR PILGRIM LARGECAP GROWTH
     FUND.

     Effective immediately, the following disclosure will replace the disclosure under "Pilgrim LargeCap Growth Fund -- Investment Strategy" on page 14 of the
Prospectus:

     The Fund normally invests at least 65% of its net assets in equity securities of large U.S. companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock, warrants, and convertible securities. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the S&P 500 Index. As of October 19th, 2000, this meant market capitalizations in the range of $10 billion to $571 billion. Capitalization of companies in the S&P 500 Index will change with market conditions.

     The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers focus on both a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies and a "top-down" thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying the industries and companies they believe may benefit most. This "top-down" approach is combined with rigorous fundamental research (a "bottom-up" approach) to guide stock selection and portfolio structure.
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3.   EXCHANGES

     Effective November 6, 2000, the following disclosure supplements the disclosure under "Shareholder Guide -- Transaction Policies -- Exchanges" on page 44 of the Prospectus:

     You may also exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE